UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file Number: 811-9575

                            MEEHAN MUTUAL FUNDS, INC.
                            -------------------------
               (Exact name of Registrant as Specified in Charter)

                               1900 M Street, N.W.
                                    Suite 600
                             Washington, D.C. 20036
               (Address of Principal Executive Office) (Zip Code)

       Registrant's Telephone Number, including Area Code: 1-888-545-2128

                           THOMAS P. MEEHAN, PRESIDENT
                               1900 M Street, N.W.
                                    Suite 600
                             Washington, D.C. 20036
                     (Name and Address of Agent for Service)

                                    Copy to:
                              ROBERT J. ZUTZ, ESQ.
                           Kirkpatrick & Lockhart LLP
                          1800 Massachusetts Avenue, NW
                             Washington, D.C. 20036





Date of fiscal year end: October 31

Date of reporting period: April 30, 2004

ITEM 1.   REPORTS TO SHAREHOLDERS

================================================================================

                                MEEHAN FOCUS FUND




                               SEMI-ANNUAL REPORT



                                 APRIL 30, 2004












Meehan Focus Fund                                                   Distributor:
A Series of Meehan Mutual Funds, Inc.              Viking Fund Distributors, LLC
1900 M Street, NW, Suite 600                                1400 14th Avenue, SW
Washington, DC  20036                                           Minot, ND  58701
(866) 884-5968                                                    (800) 933-8413

================================================================================

                                  June 29, 2004

Dear Fellow Shareholders:

     We are pleased to report that the total return for the Meehan Focus Fund ("the Fund") over the first six months of its fiscal year through April 30, 2004 was 8.06%.* The Fund's performance over this period exceeded that of the Standard and Poor's 500 Total Return Index** ("S&P 500"). Since inception, the Fund continues to outperform both the S&P 500 and the NASDAQ Composite Index ("NASDAQ") by a wide margin. The Fund's results for the first six months of its 2004 fiscal year, for the year ended April 30, 2004, and since inception on December 10, 1999 are shown below with comparable results for leading market indexes.

-------------------------------------------------------------------------------
                    First Six Months of  One Year Return   Annualized Return
                     2004 Fiscal Year     May 1, 2003 -      From Inception
                    November 1, 2003 -    April 30, 2004  December 10, 1999 -
                      April 30, 2004                         April 30, 2004
-------------------------------------------------------------------------------
MEEHAN FOCUS FUND         8.06%**            29.39%**           3.41%**
-------------------------------------------------------------------------------
S&P 500 Total              6.27%              22.88%            (3.92)%
Return Index***
-------------------------------------------------------------------------------
NASDAQ***                 (0.62)%             31.13%            (13.30)%
-------------------------------------------------------------------------------
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. PERFORMANCE DATA QUOTED ABOVE REPRESENTS PAST PERFORMANCE, AND THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION PLEASE CALL (866) 884-5968.


--------------------

*PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE FUND BEFORE INVESTING. CONTACT THE FUND AT (866) 884-5968 FOR A PROSPECTUS, WHICH CONTAINS THIS AND OTHER IMPORTANT INFORMATION ABOUT THE FUND. READ THE PROSPECTUS CAREFULLY.

** TOTAL RETURNS INCLUDE THE EFFECT OF REINVESTING DIVIDENDS.

*** THE S&P 500 TOTAL RETURN INDEX IS AN UNMANAGED INDEX OF 500 U.S. STOCKS AND GIVES A BROAD LOOK AT U.S. STOCK PERFORMANCE. THE NASDAQ COMPOSITE INDEX MEASURES ALL NASDAQ DOMESTIC AND NON-U.S. BASED COMMON STOCKS LISTED ON THE NASDAQ STOCK MARKET. INDEX PERFORMANCE DOES NOT INCLUDE TRANSACTION COSTS OR OTHER FEES, WHICH WILL AFFECT ACTUAL PERFORMANCE.

     The market rally that began last April continued into January of this year, but the market has traveled a bumpy road since, especially in April and May. Corporate earnings remain strong, and the economic recovery continues to gain momentum as job creation, the recovery's missing ingredient through 2003, picks up. Offsetting these positives are uncertainties surrounding inflation, interest rates, and geopolitics. Whatever may be going on in the overall market, our focus, as always, remains on finding outstanding companies with strong franchises selling at a discount to their intrinsic value. While we enjoyed the market's spectacular 2003 returns, that performance has made finding companies that meet our investment criteria more difficult in 2004. However, we continue to find companies that we believe present excellent long-term return potential.

     On April 30, 2004 the Fund's net asset value ("NAV") was $13.81. Over the past six months we added several holdings, both domestic and foreign, to the Fund's portfolio. Additions include brewer Anheuser-Busch, oil and gas producer Devon Energy, and publisher Gannett. All are large, high-quality, dividend-paying companies, a group we believe is poised to lead the market this year as investors shift away from the lower-quality issues that led the market in 2003. To gain international exposure we added Dutch media conglomerate DE TELEGRAAF and exchange traded funds for Japan and the emerging markets. Finally, we increased our positions in other long-term holdings of the Fund, including Equifax and Bristol-Myers Squibb.

     We also exited several positions over the past six months, including Toys-R-Us, MONY Group, and CVS. We exited our position in Toys-R-Us at a loss after its third quarter deficit widened, and it announced further restructuring. Toys-R-Us has tried to restructure its operations several times in recent years to compete more effectively with Wal-Mart. After the latest restructuring announcement we lost confidence in management's ability ultimately to turn the company around. We sold our MONY Group shares at a small loss after management announced a deal to sell the company on terms very favorable to management but less so to shareholders. We are disappointed in MONY's management, whom we feel accepted a below book value offer for the company to ensure a large payday for themselves. We sold CVS, which performed well for the Fund, because we believed other stocks presented better long-term appreciation potential.



PORTFOLIO REVIEW
----------------

     The attached Schedule of Investments identifies the stocks we owned and their market values as of April 30, 2004. Our Fund held 45 stocks, and 80% of the Fund's assets were invested in 25 companies. Our top 10 holdings, which represented approximately 42% of the Fund's portfolio, were as follows:

      Company                                                 % of Fund
      -------                                                 ---------

      1. Berkshire Hathaway, Class B                              9.9
      2. First Data Corp.                                         4.5
      3. Pfizer                                                   4.1
      4. Automatic Data Processing, Inc.                          4.0
      5. Progressive Corp.                                        3.8
      6. Gannett Co., Inc.                                        3.4
      7. MGIC Investment Corp.                                    3.2
      8. Hubbell Inc., Class B                                    3.2
      9. Sysco Corp.                                              3.2
      10.PerkinElmer, Inc.                                        3.0
                                                                 -----
                                                                 42.3

     Eight of our top ten holdings show gains since we purchased them, with Pfizer and Gannett being the exceptions. Pfizer and Gannett are well managed leaders in their respective industries, and we believe they will perform well for the Fund in the long run. Our largest gains are in Progressive, Cendant, and Berkshire Hathaway, all long-term holdings of the Fund. Berkshire continues to impress, with strong earnings expected again in 2004. Gains in Berkshire, Sysco, and First Data helped the Fund outperform the S&P 500 through the first half of our fiscal year. Our weakest performers over this period were Manugistics, Tiffany, and AES, although all continue to show gains for the Fund.

BRIEF DISCUSSION OF THREE OF OUR TOP HOLDINGS
---------------------------------------------

-------------------------------------------------------------------------------
                         Average Cost     April 30, 2004         Percent
                          per Share        Market Price          Increase
                                             per Share          (Decrease)
-------------------------------------------------------------------------------
MGIC Investment Corp.       $44.42            $73.62              65.74%
-------------------------------------------------------------------------------
PerkinElmer, Inc.           $11.85            $19.25              62.45%
-------------------------------------------------------------------------------
Gannett Co., Inc.           $87.91            $86.68             (1.40)%
-------------------------------------------------------------------------------

[GRAPHIC OMITTED][GRAPHIC OMITTED]


MGIC Investment Corp. (MTG)


  50       53       70       75
Jun-03   Oct-03   Feb-04   Jun-04


Recent Price               $75.00
Mkt Cap                     $7.4b

Forward P/E                  11.8
Price / Sales                 4.4
Price / Book                  1.9

Return on Equity            13.0%
Dividend Yield               0.2%

MGIC INVESTMENT CORP. (MTG)

     MGIC is the nation's largest provider of private mortgage insurance (PMI), which protects lenders against mortgage defaults while enabling buyers to purchase homes with less than a 20% down payment. PMI also allows lenders to package loans and sell them to Fannie Mae and Freddie Mac, generating additional capital for lending.

     We initiated our position in MTG in late 2002 after what we considered the market's overreaction to a missed earnings estimate. MTG's underwriting team utilizes the industry's most extensive mortgage-history database to produce outstanding results. Return on equity has averaged 20% since 1995, and MTG's average net margin of more than 40% over the past five years is one of the highest in the S&P 500.

     Although MTG's revenue grew 13% in 2003, its profit declined. High unemployment increased delinquencies and paid losses, and historically low interest rates drove refinancing to record levels. The policy cancellations resulting from these refinancings reduced MTG's persistency (a measure of policies' time in force) and increased operating costs.

     We believe the factors that reduced MTG's profits in 2003 will diminish in 2004, and we considered MTG's short-term difficulties a buying opportunity. MTG has long-term relationships with most major lenders and operates in a profitable business with high entry barriers. As the employment picture improves and refinancing slows in the face of higher interest rates, we expect MTG's earnings growth to resume and its stock to produce strong results.


PERKINELMER, INC. (PKI)

     PerkinElmer provides advanced technological products primarily to companies in the life sciences, aerospace, chemical, pharmaceutical, and optoelectronic industries. PKI has a substantial international presence, with 53% of 2003 sales originating overseas.

     We began purchasing shares of PKI in 2002 after decreased capital spending by its customers in 2001 caused its earnings and stock price to fall. Management

[GRAPHIC OMITTED][GRAPHIC OMITTED]

PerkinElmer, Inc. (PKI)

  13       18       21       19
Jun-03   Oct-03   Feb-04   Jun-04

Recent Price               $19.24
Mkt Cap                     $2.5b

Forward P/E                  18.0
Price / Sales                 1.6
Price / Book                  1.8

Return on Equity             4.9%
Dividend Yield               1.4%



[GRAPHIC OMITTED][GRAPHIC OMITTED]

Gannett Co., Inc. (GCI)

  77       86       89       86
Jun-03   Oct-03   Feb-04   Jun-04


Recent Price               $86.75
Mkt Cap                    $23.5b

Forward P/E                  16.5
Price / Sales                 3.4
Price / Book                  2.7

Return on Equity            15.7%
Dividend Yield               1.2%

responded by making strategic acquisitions, increasing efficiency, restructuring debt, and instituting an executive compensation system linking pay to cash flow. These efforts have produced results: inventory turnover was up 15% in 2003, free cash flow was $150.1 million in 2003 and $23.3 million in 2004's first quarter, and total debt is down 18.5% since the end of 2002. After posting a small loss in 2002, PKI's earnings have been positive and growing.

     We expect the positive revenue and earnings trends will continue as the U.S. and world economies grow. PKI is well positioned to capitalize on its strong relationships with existing customers and to earn new business from the largely untapped Asian market. In addition, the company's significant investment (5.4% of sales) in research and development should continue to produce profitable new products.


GANNETT CO., INC. (GCI)

     Gannett publishes 101 daily and more than 500 non-daily newspapers throughout the United States, including USA TODAY, which has the largest circulation of any paper in the U.S., and USA WEEKEND. GCI also operates 22 television stations and more than 50 web sites.

     GCI is a recent addition to the Fund. We began buying shares of this publishing industry leader because we believe its stock price does not reflect the underlying value of its businesses and the skills of its management. GCI has taken advantage of the prolonged slump in advertising revenue, acquiring media properties at home and abroad at attractive prices. Management has proven itself adept at acquiring properties to enhance revenue and earnings. In the near term GCI is likely to benefit from election and Olympics related advertising; over the long term its significant holdings of smaller market publications insulate it from economic downturns.

     Operating margin and return on equity at GCI have averaged 29% and 19%, respectively, over the past decade, both of which exceed its peers' averages. While GCI's acquisitions have added debt, the company is financially sound. In

2004 GCI's free cash flow is expected to top $1.2 billion and cash flow covers interest expense more than 14 times.

     As the economy improves, advertising revenue is rising and boosted GCI's first quarter revenues and earnings. We consider GCI, with its excellent stable of profitable businesses, steady growth potential, and a P/E lower than most peers', an excellent long-term addition to the Fund.



ADMINISTRATIVE MATTERS
----------------------

     Beginning this year, the Advisor will pay the IRA account annual maintenance fee charged to each IRA account by our custodian. Previously, this fee was deducted from the balance in each IRA account.

CONCLUSION
----------

     We appreciate your confidence in our management of the Fund, and we look forward to continued growth and success. You can check the Fund's NAV on-line at any time by typing the Fund's symbol (MEFOX) in most stock quotation services. Please do not hesitate to contact us if you have any questions regarding the status of your investment in the Fund.



                                             Sincerely,


                                             /s/ Thomas P. Meehan
                                             --------------------
                                                 Thomas P. Meehan

MEEHAN FOCUS FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 2004
--------------------------------------------------------------------------------
                                                         NUMBER          MARKET
                                                        OF SHARES         VALUE
                                                        ---------         -----
 COMMON STOCK -- 98.5%
 CONSUMER DISCRETIONARY
Cablevision Systems Class A *                             22,000      $  480,260
Carmax, Inc. *                                             8,000         207,360
de Telegraaf *                                             5,000         108,350
Gannett Co., Inc.                                         10,000         866,800
Liberty Media Group *                                     70,000         765,800
Hilton Hotels Corp.                                       27,000         472,230
Office Depot, Inc. *                                      36,000         630,360
Six Flags, Inc. *                                         65,000         482,950
Tiffany & Co.                                             12,000         468,000
                                                                      ----------
 TOTAL CONSUMER DISCRETIONARY -- 17.6%                                 4,482,110

 CONSUMER STAPLES
Anheuser-Busch Companies, Inc.                            12,000         614,880
Archer-Daniels-Midland, Inc.                              27,000         474,120
Sysco                                                     21,000         803,250
                                                                      ----------
 TOTAL CONSUMER STAPLES -- 7.4%                                        1,892,250

 ENERGY
Devon Energy Corp.                                         4,000         244,800
Frontier Oil Corp.                                        15,000         266,700
Rowan Companies, Inc. *                                   17,000         379,100
                                                                      ----------
 TOTAL ENERGY -- 3.5%                                                    890,600

 FINANCIAL
Berkshire Hathaway, Inc. Class B *                           810       2,526,390
Catellus Development Corp. *                              34,052         733,821
First Data                                                25,000       1,134,750
Leucadia National Corp.                                    2,000          98,540
MGIC Investment Corp.                                     11,000         809,820
Progressive Corp.                                         11,000         962,720
                                                                      ----------
 TOTAL FINANCIAL -- 24.6%                                              6,266,041

 HEALTH
Bristol-Myers Squibb                                      25,000      $  627,500
Dentsply International                                    12,000         581,520

MEEHAN FOCUS FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 2004
--------------------------------------------------------------------------------
                                                         NUMBER          MARKET
                                                        OF SHARES         VALUE
                                                        ---------         -----
 Health (continued)
Pfizer, Inc.                                               29,000     $1,037,040
                                                                      ----------
 TOTAL HEALTH -- 8.8%                                                  2,246,060

 INDUSTRIALS
Allied Waste Industries, Inc. *                            34,000        428,060
Brinks Co.                                                 20,000        554,600
Cendant Corp.                                              32,000        757,760
Cintas                                                     10,000        451,100
Equifax                                                    23,000        563,730
General Electric Co.                                        5,000        149,750
Hubbell, Inc., Class B                                     18,000        808,920
Illinois Toolworks, Inc.                                    8,000        689,680
Mity Enterprises, Inc. *                                   10,000        177,580
                                                                      ----------
 TOTAL INDUSTRIALS -- 18.0%                                            4,581,180

 INFORMATION TECHNOLOGY
Automatic Data Processing, Inc.                            23,000      1,007,630
ESC Seagate Tech - Escrow *                                 3,600              -
Electronic Data Systems                                    21,000        384,090
Manugistics *                                              60,000        324,600
Microsoft Corp.                                            10,000        261,300
Perkinelmer, Inc.                                          40,000        770,000
                                                                      ----------
 TOTAL INFORMATION TECHNOLOGY -- 10.8%                                 2,747,620

 MATERIALS
Methanex Corp.                                             17,483        193,537
                                                                      ----------
 TOTAL MATERIALS -- .8%                                                  193,537

 TELECOMMUNICATIONS SERVICES
IDT Corp. *                                                11,000        204,490
IDT Corp. Class C *                                         8,000        148,320
                                                                      ----------
 TOTAL TELECOMMUNICATIONS SERVICES -- 1.4%                               352,810

MEEHAN FOCUS FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 2004
--------------------------------------------------------------------------------
                                                      NUMBER            MARKET
                                                     OF SHARES           VALUE
                                                     ---------           -----
 UTILITIES
American Electric Power, Inc.                            15,000        $456,600
AES Corp. *                                              70,000         606,900
                                                                    ------------
 TOTAL UTILITIES -- 4.2%                                              1,063,500

   TOTAL COMMON STOCK (COST $19,140,712)                           $ 24,715,707
                                                                    ------------

 EXCHANGE TRADED FUNDS -- 1.6%
iShares MSCI Japan Index                                 15,000        $152,100
iShares MSCI Emerging Markets Index                       1,600         253,280
                                                                    ------------
 TOTAL EXCHANGE TRADED FUNDS -- 1.6%                                    405,380

   TOTAL EXCHANGE TRADED FUNDS (COST $435,730)                          405,380
                                                                    ------------

 SHORT TERM INVESTMENTS -- 1.5%
First Western Bank Collective Asset Fund
 (Cost $385,216)                                        385,216         385,216
                                                                    ------------


   TOTAL INVESTMENTS (COST $19,961,658) -- 100.1%                    25,506,303
   OTHER ASSETS LESS LIABILITIES -- -.1%                                (17,546)
                                                                    ------------

             NET ASSETS -- 100.00%                                  $25,488,757
                                                                    ============



*  Non-income producing investments


    The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
STATEMENT OF OPERATIONS  (UNAUDITED)
FOR THE PERIOD ENDED APRIL 30, 2004
--------------------------------------------------------------------------------


INVESTMENT INCOME:
   Interest                                                         $         0
   Dividends                                                            114,614
                                                                    ------------
      Total investment income                                           114,614
                                                                    ------------

EXPENSES:
   Investment advisory fees (Note 4)                                    117,126
   Service fees (Note 4)                                                 58,563
                                                                    ------------
      Total expensess                                                   175,689
                                                                    ------------

   Net investment loss                                                  (61,075)
                                                                    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investments                                     119,795
   Net change in unrealized appreciation on investments               1,630,794
                                                                    ------------
                                                                      1,750,589
                                                                    ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ 1,689,514
                                                                    ============





    The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                PERIOD ENDED      YEAR ENDED
                                               APRIL 30, 2004  OCTOBER 31, 2003
                                               --------------  -----------------
INCREASE IN NET ASSETS                           (UNAUDITED)
Operations:
  Net investment gain (loss)                   $    (61,075)     $     12,736
  Net realized gain on investments                  119,795          (864,928)
  Net change in unrealized appreciation
    (depreciation) on investments                 1,630,794         5,397,669
                                               ------------      ------------
Net increase (decrease) in net assets
  resulting from operations                       1,689,514         4,545,477
                                               ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                   -           (12,736)
                                               ------------      ------------

Increase in net assets from Fund share
  transactions (Note 2)                           3,051,115         2,350,997
                                               ------------      ------------

Increase in net assets                            4,740,629         6,883,738

NET ASSETS:
  Beginning of period                            20,712,818        13,829,080
                                               ------------      ------------
  End of period                                $ 25,453,447      $ 20,712,818
                                               ============      ============








    The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
April 30, 2004
--------------------------------------------------------------------------------
ASSETS:
   Investments, at market (identified cost $19,576,442)
    (Note 1)                                                       $ 25,121,087
   Cash - First Western Bank Collective Asset Fund
    (cost $385,215.61)                                                  385,216
   Receivables:
      Dividends and interest                                             14,001
      Fund share subscriptions                                                0
      Investments sold                                                        0
                                                                   ------------
              Total assets                                           25,520,304
                                                                   ------------

LIABILITIES:
   Payables:
      Due to Advisor (Note 4)                                            31,547
      Investments purchased                                                   0
                                                                   ------------
              Total liabilities                                          31,547
                                                                   ------------
NET ASSETS                                                         $ 25,488,757
                                                                   ============

NET ASSETS CONSIST OF:
      Common stock (100,000,000 shares of $.0001 par value
         authorized, 1,845,194 shares outstanding) (Note 2)        $        185
      Additional capital paid-in                                     22,469,774
      Undistributed net investment loss                              (2,645,641)
      Accumulated net realized gain on investments                      119,795
      Net unrealized appreciation on investments                      5,544,645
                                                                   ------------

Net Assets, for 1,845,194 shares outstanding                       $ 25,488,757
                                                                   ============

Net Asset Value, offering and redemption price per share           $      13.81
                                                                   ============


    The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------------------------

Per Share Data (For a Share Outstanding Throughout each Period)


                                           FOR THE PERIOD    FOR THE          FOR THE         FOR THE          FOR THE
                                                ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED      PERIOD ENDED
                                           APRIL 30, 2004   OCTOBER 31,      OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
                                             (UNAUDITED)       2003             2002           2001            2000*
                                           ------------   --------------   --------------  --------------  ---------------
NET ASSET VALUE, BEGINNING OF PERIOD       $      12.78   $         9.88   $        11.83  $        12.47  $        12.00
                                           ------------   --------------   --------------  --------------  ---------------
INVESTMENT OPERATIONS:
  Net investment income (loss)                    (0.03)            0.01            (0.07)           0.02            0.06
  Net realized and unrealized gain (loss)
   on investments                                  1.03             2.90            (1.88)          (0.59)           0.42
                                           -------------  ---------------  --------------- --------------- ---------------
    Total income (loss) from investment            1.00             2.91            (1.95)          (0.57)           0.48
     operations                            -------------  ---------------  --------------- --------------- ---------------

Distributions:
  From net investment income                        -              (0.01)             -             (0.07)          (0.01)
                                           -------------  ---------------  --------------- --------------- ---------------
    Total distributions                             -              (0.01)             -             (0.07)          (0.01)
                                           -------------  ---------------  --------------- --------------- ---------------

NET ASSET VALUE, END OF PERIOD             $      13.81   $        12.78   $         9.88  $        11.83  $        12.47
                                           =============  ===============  =============== =============== ===============

TOTAL RETURN                                       8.06%           29.43%         (16.48)%         (4.60)%           3.97%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)     $      25,489  $        20,713  $        13,829 $        12,813  $        9,965
  Ratio of expenses to average net assets          1.50%            1.50%            1.50%           1.50%           1.50%
  Ratio of net investment income
    to average net assets                          0.00%            0.08%          (0.65)%           0.12%           0.62%
  Portfolio turnover rate                         11.21%           23.20%           25.25%          50.93%          20.57%


  (1) Annualized
* The Meehan Focus Fund commenced operations on December 10, 1999.




                              The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND


NOTES TO THE FINANCIAL STATEMENTS
APRIL 30, 2004

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
     Meehan Mutual Funds, Inc. (the "Company") is incorporated under the laws of the state of Maryland and consists solely of the Meehan Focus Fund (the "Fund"). The Company is registered as a no-load, open-end management investment company of the series type under the Investment Company Act of 1940 (the "1940 Act"). The Fund's investment objective is long-term growth of capital. The Fund commenced operations on December 10, 1999.

     The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation--Common stocks and other equity-type securities listed on a securities exchange are valued at the last quoted sales price on the day of the valuation. If a security is traded on the NASDAQ Stock Market, the official NASDAQ closing price is used. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities that are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the investment advisor under the supervision of the Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

b) Federal Income Taxes--No provision for federal income taxes has been made since the Fund has complied to date with the provision of the Internal Revenue Code applicable to regulated investment companies and intends to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

c) Distributions to Shareholders--Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

d) Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
APRIL 30, 2004

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES- (CONTINUED)
e) Other--Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

2.   CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Fund for the period ended April 30, 2004 were as follows:

                                               SHARES           AMOUNT
     Sold................................     459,193         $3,136,389
     Reinvestments.......................         997             12,736
     Redeemed............................    (237,851)           (98,000)
                                             ---------        -----------

     Net Increase........................     222,339         $3,051,125
                                             =========        ===========

     Transactions in shares of the Fund for the year ended October 31, 2003 were as follows:

                                               SHARES           AMOUNT
     Sold................................     248,890         $2,650,862
     Reinvestments.......................        -                  -
     Redeemed............................     (29,045)          (299,865)
                                             ---------        -----------

     Net Increase........................     219,845         $2,350,997
                                             =========        ===========

3.   INVESTMENT TRANSACTIONS
     The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the period ended April 30, 2004, were as follows:

          Purchases. . . . . . . . . . . . .     $2,499,721

          Sales . . . . . . . . . . . . . . .     1,217,924

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
APRIL 30, 2004

3.   INVESTMENT TRANSACTIONS-(CONTINUED)
     At April 30, 2004, unrealized appreciation of investments for tax purposes was as follows:

          Appreciation . . . . . . . . . . . . . . . .   $ 5,993,072
          Depreciation . . . . . . . . . . . . . . . .      (448,427)
                                                         ------------

          Net appreciation on investments  . . . . . .   $ 5,546,645
                                                         ===========

     At April 30, 2004, the cost of investments for federal income tax purposes was $19,576,442.

4.   ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS
     The Fund has entered into an Advisory Agreement with Edgemoor Capital Management, Inc. (the "Advisor") to provide investment management services to the Fund. Pursuant to the Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 1.00% as applied to the Fund's average daily net assets. For the period ended April 30, 2004, the Advisor received fees of $117,126.

     The Fund has entered into an Operating Services Agreement (the "Servicing Agreement") with the Advisor to provide or arrange for day-to-day operational services to the Fund. Pursuant to the Servicing Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.50% as applied to the Fund's average daily net assets. For the period ended April 30, 2004, the Advisor received fees of $58,563.

     The Advisor has entered into an Investment Company Services Agreement (the "ICSA") with Viking Fund Management, LLC ("Viking") to provide day-to-day operational services to the Fund including, but not limited to, accounting, transfer agent, dividend disbursing, registrar, and recordkeeping services.

     The effect of the Advisory Agreement and the Servicing Agreement is to place a "cap" on the Fund's normal operating expenses at 1.50%. The only other expenses incurred by the Fund are distribution fees, if any, brokerage fees, taxes, if any, legal fees relating to Fund litigation, and other extraordinary expenses.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
APRIL 30, 2004

4.   ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS-(CONTINUED)
     The Fund and the Advisor have entered into a Distribution Agreement with Viking Fund Distributors, LLC to provide distribution services to the Fund.

     The Fund has adopted a Plan of Distribution under which it may finance activities primarily intended to sell shares. The Plan has not been implemented and the Fund has no intention of implementing the Plan during the period through October 31, 2004.

     For Fund shares purchased on or after March 1, 2004, a redemption fee of 2% of the value is imposed on shares redeemed within 30 calendar days of their purchase. To determine the market period, the Fund will use a First-in, First-out method, meaning the shares held in the account the longest are used to determine whether a redemption fee applies.

     One of the directors and officers of the Fund is a director and officer of the Advisor and two of the officers of the Fund are also officers of the Advisor.

5.   DISTRIBUTION TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

     The tax character of distributions paid during the period ended April 30, 2004 and year ended October 31, 2003 were as follows:

                                            2004               2003
                                            ----               ----
Distributions from ordinary income        $    -             $12,736
                                          ======             =======

     As of April 30, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income                     $          0
Unrealized appreciation of securities                5,544,645
Capital loss carryforward                           (2,464,771)
                                                    -----------
                                                  $  3,079,874
                                                    ===========

     At October 31, 2003, the Fund's most recently completed fiscal year end, the Fund had a capital loss carryforward of $2,584,566, of which $366 expires in 2008, $224,689 expires in 2009, $1,494,583 expires in 2010 and $864,928 expires in 2011.

DIRECTORS AND OFFICERS AS OF APRIL 30, 2004



                                                                             NUMBER OF
            DIRECTORS                                                      PORTFOLIOS IN
            ---------                                                       FUND COMPLEX
                                                          LENGTH OF         OVERSEEN BY      OTHER DIRECTORSHIPS
NAME, AGE AND ADDRESS                   POSITION         TIME SERVED          DIRECTOR               HELD
----------------------------------- ----------------- ------------------   -------------     -------------------
Thomas P. Meehan (63)                President and       Since 1999             1                   None
1900 M Street, N.W.                    Director
Suite 600
Washington, D.C.  20036

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President,  Edgemoor Capital Management,  Inc., a registered  investment Advisor,  since October 1999. President,
Sherman, Meehan, Curtin & Ain, P.C., a Washington,  DC, law firm (1993 thru September,  1999). Trustee,  Sherman,
Meehan Curtin & Ain, P.C. Pension and Profit Sharing Plans (1973-1999).
------------------------------------------------------------------------------------------------------------------

Andrew Ferrentino (64)               Independent        Since 1999              1                 None
7904 Horseshoe Lane                    Director
Potomac , MD  20854

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Member,  Board of  Directors  Template  Software,  Inc.  from 1997 to 1999.  Private  consultant  in the computer software industry (January 1, 1999 to present). President, Template Software, Inc. from 1982 to December 31, 1998
------------------------------------------------------------------------------------------------------------------
Peter R. Sherman (65)                Independent        Since 2003              1                 None
5123 Tilden Street, N.W.               Director
Washington, D.C.  20016

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Adjunct Professor of Law, American University Washington College of Law, 1992 to present;  counsel to Ain & Bank,
P.C., a Washington,  D.C. law firm, May, 2003 to present;  cofounder of (1968),  principal in and then counsel to
Sherman, Meehan, Curtin & Ain, P.C. through April, 2003.
------------------------------------------------------------------------------------------------------------------




DIRECTORS AND OFFICERS AS OF APRIL 30, 2004 - CONTINUED

                                                                             NUMBER OF
            OFFICERS                                                       PORTFOLIOS IN
            --------                                                        FUND COMPLEX
                                                          LENGTH OF         OVERSEEN BY      OTHER DIRECTORSHIPS
NAME, AGE AND ADDRESS                   POSITION         TIME SERVED          DIRECTOR               HELD
----------------------------------- ----------------- ------------------   -------------     -------------------
Paul P. Meehan (41)                  Vice President       Since 2002            N/A                 None
1900 M Street, N.W.                   & Treasurer
Suite 600
Washington, D.C.  20036

PRINCIPAL OCCUPATION DURING PAST
5 YEARS:
Vice-President,   Edgemoor  Capital  Management,   Inc.,  December  2002  to  present;  Attorney,  United  States
Environmental Protection Agency, 1997 to 2002.

------------------------------------------------------------------------------------------------------------------
David A. Marsden (35)                Vice President       Since 2002            N/A                 None
1900 M Street, N.W.                   & Secretary         Since 2003
Suite 600
Washington, D.C.  20036

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice-President,  Edgemoor  Capital  Management,  Inc.,  December 2002 to present;  Assistant  Financial  Planner,
Attiliis & Associates,  Ltd.,  April 2000 to December 2001;  Pension Analyst,  Plumbers and Pipefitters  National
Pension Fund, September 1999 to April 2000.
------------------------------------------------------------------------------------------------------------------


Directors  serve for the  lifetime  of the  Company,  or until they are removed or resign.  Officers  are elected annually for one year terms. The Company's Statement of Additional  Information  includes additional  information about the  Directors  and Officers and may be obtained  via the  internet at  www.meehanfocusfund.com  or without charge, by calling (866) 884-5968.

Thomas P. Meehan, Paul P. Meehan and David A. Marsden qualify as "interested persons" of the Company as that term is defined by the Investment Company Act of 1940, as amended. Tom, Paul and Dave are affiliated with the Advisor.

                                            *************************

This report is for the  information  of the  shareholders  of Meehan Focus Fund.  For more complete  information, including  risks,  fees and  expenses,  contact the Fund without  charge at (866)  884-5968 for a  prospectus.  A description  of the Fund's proxy voting  policies and  procedures is available  without  charge,  upon request by calling the Fund  toll-free at the number  above or by accessing  the SEC's  website at  http://www.sec.gov.  The
Fund's proxy voting record relating to portfolio securities during the most recent twelve month period ended June
30 (starting with the year ended June 30, 2004) will be available  without charge by calling (866) 844-5968 or by accessing the SEC's website at http://www.sec.gov.


ITEM 2.   CODE OF ETHICS

Not applicable to semi-annual reports.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable to semi-annual reports

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable to semi-annual reports.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to the registrant.

ITEM 6.   SCHEDULE OF INVESTMENT

Not applicable at this time.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to the registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to registrant.

ITEM 9.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable

ITEM 10.  CONTROLS AND PROCEDURES

(a) Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act), the President and Treasurer of Meehan Mutual Funds, Inc. have concluded that such disclosure controls and procedures are effective as of July 6, 2004.

(b) There was no change in the internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) of Meehan Mutual Funds, Inc. that occurred during the first half of its fiscal year that has materially affected or is reasonably likely to materially affect, its internal control over financial reporting.

ITEM 11.  EXHIBITS

(a)(1)    Not applicable to semi-annual reports.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.CERT.

(a)(3)    Not applicable to registrant.

(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           MEEHAN MUTUAL FUNDS, INC.
Date:  July 6, 2004

                                           /s/Thomas P. Meehan
                                           -------------------------------------
                                           Thomas P. Meehan
                                           President


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date:  July 6, 2004

                                           /s/Thomas P. Meehan
                                           -------------------------------------
                                           Thomas P. Meehan
                                           President


Date:  July 6, 2004

                                           /s/Paul P. Meehan
                                           -------------------------------------
                                           Paul P. Meehan
                                           Treasurer